Exhibit 32.1

ORIGO ACQUISITIONS CORP.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Origo Acquisition Corporation (the “Company”) on Form 10-Q for the quarterly period ended May 31, 2017 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company, as of, and for, the periods presented in the Report.

July 17, 2017

By:	/s/ Edward J. Fred
Edward J. Fred
Chief Executive Officer
(Principal Executive Officer)

By:	/s/ Jose Aldeanueva
Jose Aldeanueva
Chief Financial Officer
(Principal Financial and Accounting Officer)